As filed with the Securities and Exchange Commission on November 28, 2007

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	66-0582307
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4 Greenway Plaza

Houston, Texas  77046

(Address of principal executive offices and zip code)

GLOBAL MARINE INC. 1989 STOCK OPTION AND INCENTIVE PLAN

GLOBAL MARINE INC. 1990 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SANTA FE INTERNATIONAL CORPORATION 1997 LONG-TERM INCENTIVE PLAN

GLOBALSANTAFE CORPORATION 1998 STOCK OPTION AND INCENTIVE PLAN

GLOBALSANTAFE CORPORATION 2001 NON-EMPLOYEE DIRECTOR

STOCK OPTION AND INCENTIVE PLAN

GLOBALSANTAFE CORPORATION 2001 LONG-TERM INCENTIVE PLAN

GLOBALSANTAFE CORPORATION 2003 LONG-TERM INCENTIVE PLAN

(Full title of the plans)

Eric B. Brown

Senior Vice President and General Counsel

Transocean Inc.

4 Greenway Plaza

Houston, Texas  77046

(713) 232-7500

(Name, address and telephone number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Ordinary Shares, par value $.01 per share	1,404,546	$122.42	$171,944,521	$5,279 (3)

(1)                                  Pursuant to Rule 416 under the Securities Act of 1933, there is also registered hereunder such additional indeterminate number of the registrant’s ordinary shares as may be required as a result of share splits, share dividends or similar transactions.

(2)                                  Estimated pursuant to Rules 457(c) and (h) solely for the purpose of computing the registration fee and based upon the average of the high and low sales prices of the ordinary shares reported on the New York Stock Exchange Composite Tape on November 21, 2007.

(3)                                  This Registration Statement on Form S-8 relates to 1,404,546 ordinary shares of the registrant, par value $0.01 per share, (4,847 shares under the Global Marine Inc. 1989 Stock Option Plan, as amended, 11,705 shares under the Global Marine Inc. 1990 Non-Employee Director Stock Option Plan, as amended, 37,414 shares under the Santa Fe International Corporation 1997 Long-Term Incentive Plan, as amended, 293,302 shares under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan, as amended, 28,827 shares under the GlobalSantaFe Corporation 2001 Non-Employee Director Stock Option and Incentive Plan, 125,974 shares under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan and 902,477 shares under the GlobalSantaFe Corporation 2003 Long-Term Incentive Plan, as amended).  The registration fee in respect of such ordinary shares was paid at the time of the filing of a preliminary joint proxy statement by the registrant and GlobalSantaFe Corporation on September 4, 2007.  Accordingly, pursuant to Rule 457(b), no additional fee is being paid with this registration statement.

INTRODUCTORY STATEMENT

Transocean Inc. (the “Company”) is filing this Registration Statement on Form S-8 (the “Registration Statement”) relating to its ordinary shares, par value $0.01 per share (the “Ordinary Shares”), which may be offered and sold pursuant to the Global Marine Inc. 1989 Stock Option and Incentive Plan, as amended; the Global Marine Inc. 1990 Non-Employee Director Stock Option Plan, as amended;  the Santa Fe International Corporation 1997 Long-Term Incentive Plan, as amended; the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan, as amended; the GlobalSantaFe Corporation 2001 Non-Employee Director Stock Option and Incentive Plan; the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan; and the GlobalSantaFe Corporation 2003 Long-Term Incentive Plan, as amended (collectively, the “Plans”).

On November 27, 2007, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 21, 2007 by and among the Company, GlobalSantaFe Corporation, a company organized under the laws of the Cayman Islands (“GlobalSantaFe”), and Transocean Worldwide Inc., a company organized under the laws of the Cayman Islands and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), among other things (a) the Company reclassified each of its outstanding Ordinary Shares into 0.6996 Ordinary Shares and $33.03 in cash (the “Reclassification”), (b) GlobalSantaFe was merged with Merger Sub (the “Merger” and, together with the Reclassification, the “Transactions”) by way of a scheme of arrangement qualifying as an amalgamation, with Merger Sub as the surviving entity, and each outstanding ordinary share, par value $0.01, of GlobalSantaFe was converted into the right to receive 0.4757 Ordinary Shares and $22.46 in cash, (c) the Company assumed GlobalSantaFe’s obligations under the Plans, and Ordinary Shares became purchasable or otherwise issuable thereunder in lieu of GlobalSantaFe ordinary shares and (d) outstanding options to purchase GlobalSantaFe ordinary shares (the “Options”) and GlobalSantaFe stock-settled stock appreciation rights (“SARs”) were assumed by the Company and became exercisable for Ordinary Shares.

PART I
INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Note:  The document(s) containing the employee benefit plan information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the “Securities Act”).  In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the “Commission”) either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.  The registrant shall maintain a file of such documents in accordance with the provisions of Rule 428.  Upon request, the registrant shall furnish to the Commission or its staff a copy or copies of all of the documents included in such file.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.           Incorporation of Documents by Reference.

This Registration Statement incorporates herein by reference the following documents which have been filed with the Commission by the Company (SEC File No. 333-75899) pursuant to the Securities Act and the Exchange Act:

1.             The description of the Ordinary Shares contained in the Company’s Current Report on Form 8-K filed with the Commission on May 17, 1999, as amended by the Company’s Current Report on Form 8-K/A filed with the Commission on November 27, 2007;

2.             The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

3.             The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007; and

4.             The Company’s Current Reports on Form 8-K and Form 8-K/A filed on February 14, 2007 (dated February 7, 2007), March 6, 2007, April 11, 2007, June 4, 2007, July 23, 2007, August 14, 2007, September 20, 2007, October 1, 2007, October 17, 2007, October 19, 2007, October 24, 2007, October 25, 2007, November 14, 2007, November 21, 2007 and November 27, 2007.

Each document filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Any statement contained in this Registration Statement, in an amendment hereto or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed amendment to this Registration Statement or in any document that also is incorporated by reference herein modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.           Description of Securities.

Not Applicable.

Item 5.           Interests of Named Experts and Counsel.

Not Applicable.

Item 6.           Indemnification of Directors and Officers.

Article 34.1 of the registrant’s Articles of Association provides that:

No directors of the registrant will be personally liable to the registrant or, if any, its members for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the registrant or, if any, to its members, (2) for acts or  omissions not in good faith or that involve intentional misconduct or a knowing violation of law or (3) for any transaction from which the director derived an improper personal benefit.

The registrant will indemnify, to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect, if any, any person who was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not an action by or in the right of the registrant) by reason of the fact that he is or was a director or officer of the registrant, or, while serving as a director or officer of the registrant, is or was serving at the request of the registrant, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The right to indemnification conferred by Section 34.1 also includes the right of such persons to be paid in advance by the registrant for their expenses to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect.

Unless otherwise determined by the registrant’s board of directors, the registrant will indemnify to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect, if any, any person who was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not an action by or in the right of the registrant), by reason of the fact that he is or was an employee (other than an officer) or agent of the registrant, or is or was serving at the request of the registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

The rights and authority conferred by Section 34.1 are not exclusive of any other right that any person has or hereafter acquires under any law, provision of the registrant’s articles of association or memorandum of association, agreement, vote of members of the registrant or of the board of directors of the registrant or otherwise.

The registrant also has directors’ and officers’ liability insurance that would indemnify its directors and officers against damages arising out of certain kinds of claims that might be made against them based on their negligent acts or omissions while acting in their capacity as such.

The Agreement and Plan of Merger, dated as of July 21, 2007, by and among the registrant, Transocean Worldwide Inc. and GlobalSantaFe Corporation (the “Merger Agreement”) provides that, following the Transactions (as defined in the Merger Agreement), the registrant will indemnify, defend and hold harmless, to the fullest extent permitted under applicable law, (1) each person who is, or has been at any time prior to the effective time of the Transactions, an officer or director of the registrant or GlobalSantaFe or any of their subsidiaries or divisions and (2) each person who served as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the registrant or GlobalSantaFe against all losses, claims, damages, liabilities, costs or expenses, including attorneys’ fees, judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation that arises out of or pertains to actual or alleged acts or omissions by them in the capacities set forth in (1) and (2) above. The registrant’s duty to indemnify, defend and hold harmless applies whether or not such actions are commenced, asserted or claimed prior to the effective time of the Transactions. In the event of such claim, action, suit, proceeding or investigation, the registrant is required to pay the fees and expenses of counsel selected by the party to be indemnified, to the fullest extent permitted by applicable law in advance of the final disposition of any such action and cooperate in the defense of any such matter.

The Merger Agreement provides that the rights to indemnification will survive the Transactions. The Merger Agreement also provides that for a period of six years after the effective time of the Transactions, the registrant will maintain officers’ and directors’ liability insurance covering those individuals described in (1) and (2) of the preceding paragraph who were covered prior to the effective time of the Transactions by officers’ and directors’ liability insurance policies maintained by the registrant and GlobalSantaFe on terms substantially no less advantageous to those individuals than the existing insurance of the registrant and GlobalSantaFe, provided that the registrant will not be required to pay annual premiums in excess of 250% of the last premium paid by the registrant prior to the date of the merger agreement, in which case the registrant will purchase as much coverage as is reasonably practicable for that amount.

Item 7.           Exemption from Registration Claimed.

Not Applicable.

Item 8.           Exhibits.

The following documents are filed as a part of this Registration Statement or incorporated by reference herein:

Exhibit No.	Description

4.1* —	Transocean Amended and Restated Memorandum of Association (incorporated herein by reference to Annex E to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).
4.2* —	Transocean Amended and Restated Articles of Association (incorporated herein by reference to Annex F to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).
4.3* —

Agreement and Plan of Merger dated as of July 21, 2007 among the Company, GlobalSantaFe Corporation and Transocean Worldwide Inc. (incorporated herein by reference to Annex A to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).

4.4* —

Global Marine Inc. 1989 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.6 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1988); First Amendment (incorporated herein by reference to Exhibit 10.6 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1990); Second Amendment (incorporated herein by reference to Exhibit 10.7 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1991); Third Amendment (incorporated herein by reference to Exhibit 10.19 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1993); Fourth Amendment (incorporated herein by reference to Exhibit 10.16 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1994); Fifth Amendment (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 1996); Sixth Amendment (incorporated herein by reference to Exhibit 10.18 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1996).

4.5* —

Global Marine Inc. 1990 Non-Employee Director Stock Option Plan (incorporated herein by reference to Exhibit 10.18 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1991); First Amendment (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 1995); Second Amendment (incorporated herein by reference to Exhibit 10.37 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1996).

4.6* —

1997 Long-Term Incentive Plan (incorporated herein by reference to GlobalSantaFe Corporation’s Registration Statement on Form S-8 (No. 333-7070) filed June 13, 1997); Amendment to 1997 Long Term Incentive Plan (incorporated herein by reference to GlobalSantaFe Corporation’s Annual Report on Form 20-F for the calendar year ended December 31, 1998); Amendment to 1997 Long Term Incentive Plan dated December 1, 1999 (incorporated herein by reference to GlobalSantaFe Corporation’s Annual Report on Form 20-F for the calendar year ended December 31, 1999).

4.7* —

GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended March 31, 1998); First Amendment (incorporated herein by reference to Exhibit 10.2 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 2000).

4.8* —

Memorandum dated November 20, 2001, Regarding Grant of Restricted Stock under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan, including Terms and Conditions of Restricted Stock (incorporated herein by reference to Exhibit 10.39 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.9* —

Form of Notice of Grant of Stock Options used for stock option grants under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.41 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.10* —

Form of Memorandum dated March 4, 2002, Regarding Grant of Performance-Based Restricted Units under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan to certain executive officers of the Company, respectively, including Terms and Conditions of Performance-Based Restricted Units (incorporated herein by reference to Exhibit 10.40 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.11* —

GlobalSantaFe Corporation 2001 Non-Employee Director Stock Option and Incentive Plan (incorporated herein by reference to the Company’s Registration Statement on Form S-8 (No. 333-73878) filed November 21, 2001).

4.12* —

GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001).

4.13* —

Form of Notice of Grant of Stock Options used for stock option grants under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.41 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.14* —

Form of Memorandum dated March 4, 2002, Regarding Grant of Performance-Based Restricted Units under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan to certain executive officers of the Company, respectively, including Terms and Conditions of Performance-Based Restricted Units (incorporated herein by reference to Exhibit 10.40 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.15* —

Form of Notice of Stock Option Grant to Non-Employee Directors under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.10g(3) to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005).

4.16* —

GlobalSantaFe 2003 Long-Term Incentive Plan (as Amended and Restated Effective June 7, 2005) (incorporated herein by reference to Exhibit 10.4 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

4.17* —

Forms of Memoranda Regarding Grant of Performance Units under the GlobalSantaFe 2003 Long-Term Incentive Plan to certain former executive officers of GlobalSantaFe Corporation, including terms and conditions for 2003-2005 and 2004-2006 performance cycles (incorporated herein by reference to Exhibit 10.35 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.18* —

Form of Notice of Grant of Stock Options for stock option grants under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.37 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.19* —

Form of Notice of Stock Option Grant used for new stock option grants to non-employee directors under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.38 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.20* —

Form of Notice of Grant for Non-Employee Director Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

4.21* —

Form of the Notice of Grant of Stock Options under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.3 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.22* —

Form of the Notice of Grant of Performance Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.2 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.23* —

Form of the Notice of Grant of Performance-Awarded Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.24* —

Form of Notice of Grant of Non-Employee Director Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.10h(8) to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005).

4.25* —

Form of Notice of Grant of Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.2 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on December 20, 2005).

4.26* —

Form of the Notice of Grant and Specification of the Terms and Conditions of Non-Employee Director Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

4.27* —	Form of Notice of Grant of Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan.
5.1 —	Opinion of Walkers, Cayman Islands.
23.1 —	Consent of Ernst & Young LLP.
23.2 —	Consent of Walkers, Cayman Islands (included in Exhibit 5.1).
24.1 —	Powers of Attorney.

*              Incorporated herein by reference as indicated.

Item 9.           Undertakings.

(a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Nassau, Bahamas, on November 27, 2007.

TRANSOCEAN INC.

By	/s/ Gregory L. Cauthen
Gregory L. Cauthen
Senior Vice President and
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on November 27, 2007.

Signature	Title

*	Chairman of the Board of Directors
Robert E. Rose

/s/ Robert L. Long	Chief Executive Officer and Director
Robert L. Long	(Principal Executive Officer)

*	President, Chief Operating Officer and Director
Jon A. Marshall

/s/ Gregory L. Cauthen	Senior Vice President and Chief Financial Officer
Gregory L. Cauthen	(Principal Financial Officer)

/s/ John H. Briscoe	Vice President and Controller
John H. Briscoe	(Principal Accounting Officer)

*	Director
W. Richard Anderson

*	Director
Thomas W. Cason

*	Director
Richard L. George

*	Director
Victor E. Grijalva

*	Director
Martin B. McNamara

*	Director
Edward R. Muller

*	Director
Kristian Siem

	*	Director
Robert M. Sprague

	*	Director
Ian C. Strachan

	*	Director
J. Michael Talbert

	*	Director
John L. Whitmire

*By	/s/ Chipman Earle
Chipman Earle (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit No.	Description

4.1* —	Transocean Amended and Restated Memorandum of Association (incorporated herein by reference to Annex E to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).
4.2* —	Transocean Amended and Restated Articles of Association (incorporated herein by reference to Annex F to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).
4.3* —

Agreement and Plan of Merger dated as of July 21, 2007 among the Company, GlobalSantaFe Corporation and Transocean Worldwide Inc. (incorporated herein by reference to Annex A to the Joint Proxy Statement of the Company and GlobalSantaFe filed on October 3, 2007).

4.4* —

Global Marine Inc. 1989 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.6 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1988); First Amendment (incorporated herein by reference to Exhibit 10.6 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1990); Second Amendment (incorporated herein by reference to Exhibit 10.7 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1991); Third Amendment (incorporated herein by reference to Exhibit 10.19 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1993); Fourth Amendment (incorporated herein by reference to Exhibit 10.16 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1994); Fifth Amendment (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 1996); Sixth Amendment (incorporated herein by reference to Exhibit 10.18 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1996).

4.5* —

Global Marine Inc. 1990 Non-Employee Director Stock Option Plan (incorporated herein by reference to Exhibit 10.18 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1991); First Amendment (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 1995); Second Amendment (incorporated herein by reference to Exhibit 10.37 of Global Marine Inc.’s Annual Report on Form 10-K (Commission File No. 1-5471) for the year ended December 31, 1996).

4.6* —

1997 Long-Term Incentive Plan (incorporated herein by reference to GlobalSantaFe Corporation’s Registration Statement on Form S-8 (No. 333-7070) filed June 13, 1997); Amendment to 1997 Long Term Incentive Plan (incorporated herein by reference to GlobalSantaFe Corporation’s Annual Report on Form 20-F for the calendar year ended December 31, 1998); Amendment to 1997 Long Term Incentive Plan dated December 1, 1999 (incorporated herein by reference to GlobalSantaFe Corporation’s Annual Report on Form 20-F for the calendar year ended December 31, 1999).

4.7* —

GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.1 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended March 31, 1998); First Amendment (incorporated herein by reference to Exhibit 10.2 of Global Marine Inc.’s Quarterly Report on Form 10-Q (Commission File No. 1-5471) for the quarter ended June 30, 2000).

4.8* —

Memorandum dated November 20, 2001, Regarding Grant of Restricted Stock under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan, including Terms and Conditions of Restricted Stock (incorporated herein by reference to Exhibit 10.39 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.9* —

Form of Notice of Grant of Stock Options used for stock option grants under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.41 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.10* —

Form of Memorandum dated March 4, 2002, Regarding Grant of Performance-Based Restricted Units under the GlobalSantaFe Corporation 1998 Stock Option and Incentive Plan to certain executive officers of the Company, respectively, including Terms and Conditions of Performance-Based Restricted Units (incorporated herein by reference to Exhibit 10.40 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.11* —

GlobalSantaFe Corporation 2001 Non-Employee Director Stock Option and Incentive Plan (incorporated herein by reference to the Company’s Registration Statement on Form S-8 (No. 333-73878) filed November 21, 2001).

4.12* —

GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001).

4.13* —

Form of Notice of Grant of Stock Options used for stock option grants under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.41 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.14* —

Form of Memorandum dated March 4, 2002, Regarding Grant of Performance-Based Restricted Units under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan to certain executive officers of the Company, respectively, including Terms and Conditions of Performance-Based Restricted Units (incorporated herein by reference to Exhibit 10.40 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2001).

4.15* —

Form of Notice of Stock Option Grant to Non-Employee Directors under the GlobalSantaFe Corporation 2001 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.10g(3) to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005).

4.16* —

GlobalSantaFe 2003 Long-Term Incentive Plan (as Amended and Restated Effective June 7, 2005) (incorporated herein by reference to Exhibit 10.4 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

4.17* —

Forms of Memoranda Regarding Grant of Performance Units under the GlobalSantaFe 2003 Long-Term Incentive Plan to certain former executive officers of GlobalSantaFe Corporation, including terms and conditions for 2003-2005 and 2004-2006 performance cycles (incorporated herein by reference to Exhibit 10.35 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.18* —

Form of Notice of Grant of Stock Options for stock option grants under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.37 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.19* —

Form of Notice of Stock Option Grant used for new stock option grants to non-employee directors under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.38 to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003).

4.20* —

Form of Notice of Grant for Non-Employee Director Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

4.21* —

Form of the Notice of Grant of Stock Options under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.3 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.22* —

Form of the Notice of Grant of Performance Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.2 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.23* —

Form of the Notice of Grant of Performance-Awarded Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on March 2, 2005).

4.24* —

Form of Notice of Grant of Non-Employee Director Restricted Stock Units under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.10h(8) to GlobalSantaFe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005).

4.25* —

Form of Notice of Grant of Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.2 to GlobalSantaFe Corporation’s Current Report on Form 8-K filed with the Commission on December 20, 2005).

4.26* —

Form of the Notice of Grant and Specification of the Terms and Conditions of Non-Employee Director Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to GlobalSantaFe Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

4.27* —	Form of Notice of Grant of Stock-Settled Stock Appreciation Rights under the GlobalSantaFe 2003 Long-Term Incentive Plan.
5.1 —	Opinion of Walkers, Cayman Islands.

23.1 —	Consent of Ernst & Young LLP.
23.2 —	Consent of Walkers, Cayman Islands (included in Exhibit 5.1).

24.1 —	Powers of Attorney

*              Incorporated herein by reference as indicated.